UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
            OF THE SECURITIES EXCHANGE ACT OF 1934 (Amendment No.__)

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    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-12

                                 WT Mutual Fund
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)
--------------------------------------------------------------------------------

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    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
--------------------------------------------------------------------------------

Payment of Filing Fee (Check the appropriate box):

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[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11

    1) Title of each class of securities to which transaction applies:

       ______________________________________________________________

    2) Aggregate number of securities to which transaction applies:

       ______________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

       ______________________________________________________________

    4) Proposed maximum aggregate value of transaction:

       ______________________________________________________________

    5) Total fee paid:

       ______________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:__________________________________________________

    2) Form, Schedule or Registration Statement No.:____________________________

    3) Filing Party:____________________________________________________________

    4) Date Filed:______________________________________________________________

                                 WT MUTUAL FUND
                            1100 North Market Street
                           Wilmington, Delaware 19890

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                                December 28, 2007

Dear Shareholder:

                  A special meeting of shareholders of the Wilmington Multi-Manager Real Asset Fund (the "Fund") of WT Mutual Fund (the "Trust") will be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 31, 2008, at 10:00 a.m. The purpose of the meeting is set forth in the formal Notice of Special Meeting of Shareholders following this letter. Included with this letter are the notice, a proxy statement and a proxy card.

                  We look forward to your attendance at the meeting or to receiving your proxy card so that your shares may be voted at the meeting. To vote, simply fill out the enclosed proxy card - be sure to sign, date and return it to us in the enclosed postage paid envelope.

                  Your vote is very important to us. If we do not hear from you by January 24, 2008, a representative of the Trust or RSMC may contact you.

                  Thank you for your response and for your continued investment with the Real Asset Fund.

                                   Sincerely,

                                   Neil Wolfson
                                   President and Chief Executive Officer
                                   WT Mutual Fund

                                 WT MUTUAL FUND
                        ________________________________


                  NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                                  TO BE HELD ON

                                JANUARY 31, 2008
                        ________________________________

                  Notice is hereby given that a special meeting of shareholders (the "Meeting") of the Wilmington Multi-Manager Real Asset Fund (the "Fund") of WT Mutual Fund (the "Trust") will be held at the offices of the investment adviser, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 31, 2008, at 10:00 a.m., for the following purposes:

                  1. To approve an amendment to the Investment Advisory Agreement with RSMC for the Wilmington Multi-Manager Real Asset Fund; and

                  2. To transact such other business that may properly come before the Meeting, or any adjournments thereof.

                  Shareholders of record of the Fund on December 18, 2007, are entitled to receive notice of and to vote at the Meeting and any adjournment(s) thereof. In the event that the necessary quorum to transact business or the vote required to approve a proposal or proposals is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposal or proposals. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Fund present in person or by proxy at the Meeting or an adjournment thereof. The persons named as proxies will vote "FOR" any such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote "AGAINST" any such adjournment those proxies to be voted against a proposal.

                  Your vote is important to us. Thank you for taking the time to consider these important proposals.

                             By Order of the Board of Trustees of WT Mutual Fund

                             Edward W. Diffin, Jr.
                             Secretary

December 28, 2007

                                   IMPORTANT

WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD MAY SAVE THE NECESSITY OF FURTHER SOLICITATIONS. IF YOU WISH TO ATTEND THE MEETING AND VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL STILL BE ABLE TO DO SO.

                                 WT MUTUAL FUND
                        ________________________________

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                            1100 North Market Street
                           Wilmington, Delaware 19890

                                 PROXY STATEMENT

                            DATED DECEMBER 28, 2007

                         SPECIAL MEETING OF SHAREHOLDERS

                                  TO BE HELD ON

                                JANUARY 31, 2008
                        ________________________________

                  This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of WT Mutual Fund (the "Trust"), on behalf of the Wilmington Multi-Manager Real Asset Fund (the "Real Asset Fund" or the "Fund") for use at a special meeting of shareholders of the Real Asset Fund to be held at the offices of the investment adviser, Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 31, 2008, at 10:00 a.m., or at such later time made necessary by any and all adjournments or postponements thereof (the "Meeting"). The Proxy Statement, the Notice of Special Meeting and the proxy card are first being mailed to shareholders of the Real Asset Fund on or about December 28, 2007.

                  THE REAL ASSET FUND PROVIDES PERIODIC REPORTS TO ITS SHAREHOLDERS, WHICH HIGHLIGHT RELEVANT INFORMATION ABOUT THE FUND, INCLUDING INVESTMENT RESULTS AND A REVIEW OF PORTFOLIO INVESTMENTS. YOU MAY RECEIVE AN ADDITIONAL COPY OF THE MOST RECENT ANNUAL REPORT AND SEMI-ANNUAL REPORT OF THE FUND, WITHOUT CHARGE, BY CALLING (800) 336-9970, BY DOWNLOADING IT FROM THE TRUST'S WEB-SITE AT WWW.WILMINGTONFUNDS.COM OR BY WRITING TO WT MUTUAL FUND, WILMINGTON MULTI-MANAGER REAL ASSET FUND, C/O PFPC INC. AT 760 MOORE ROAD, KING OF PRUSSIA, PENNSYLVANIA 19406.

                               PURPOSE OF MEETING

                  The Meeting is being called in order to ask shareholders of the Real Asset Fund to consider and vote on the following proposals:

                  PROPOSAL 1:       To approve an amendment to the Investment
                                    Advisory Agreement with RSMC for the
                                    Wilmington Multi-Manager Real Asset Fund;
                                    and

                  PROPOSAL 2:       To transact such other business that may
                                    properly come before the Meeting, or any adjournments thereof.

                  If shareholders of the Fund do not approve a Proposal, the Board of Trustees will consider other alternatives, including the request for a revised proposal from RSMC. In addition, although the Trustees do not anticipate any other items of business being brought before the Meeting, the accompanying proxy gives discretionary authority to the persons named on the proxy with respect to any other matters that might properly be brought before the Meeting. Those persons intend to vote all proxies in accordance with their best judgment and in the interest of the Trust and the Fund.

                                      * * *

                                   PROPOSAL 1:

       APPROVAL OF AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT WITH
                      RODNEY SQUARE MANAGEMENT CORPORATION

                                    OVERVIEW

                  The Real Asset Fund is a multi-manager fund that has retained an adviser and several sub-advisers to manage and make decisions with respect to its assets. RSMC, located at 1100 North Market Street, Wilmington, Delaware 19890, is the investment adviser to the Fund pursuant to an investment management agreement with the Trust.

                  As investment adviser to the Real Asset Fund, RSMC has overall responsibility for the general management and day-to-day operations of the Fund, but has retained investment sub-advisers to make the investment decisions for allocated portions of the Fund's assets. RSMC retains responsibility (subject to oversight by the Board of Trustees of the Trust (the "Board" or the "Trustees")) for managing sub-advisers and evaluating the Real Asset Fund's needs and each sub-adviser's skills and abilities on an ongoing basis. The current sub-advisers to the Real Asset Fund include: AEW Management and Advisors, L.P., Real Estate Management Services Group, LLC and Standish Mellon Asset Management Company LLC ("Standish Mellon").

                  At the November 29, 2007 meeting of the Trustees, RSMC reported that it had conducted an analysis of the Real Asset Fund, its structure and the sub-advisers to which it currently allocates assets. Based on its analysis of the Fund, RSMC determined that it can provide the investment advisory services currently provided by Standish Mellon. RSMC proposes to directly manage the portion of the Real Asset Fund invested in inflation-protected debt securities and the portion of the Real Asset Fund invested under RSMC's "enhanced cash strategy." For such additional services, RSMC would receive an increase in the advisory fee. The Board approved the RSMC proposal to directly manage the Real Asset Fund assets allocated to the inflation-protected debt securities strategy and the enhanced cash strategy. The Board also approved the termination of Standish Mellon Agreement. The Board's approval of the increased RSMC advisory fee for directly managing assets of the Real Asset Fund is contingent upon shareholder approval of an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Real Asset Fund and RSMC ("Amendment"). Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "1940 Act"), a shareholder vote is required to approve the proposed Amendment.

                THE INFLATION-PROTECTED DEBT SECURITIES STRATEGY

                  Under RSMC's proposal, RSMC will use its inflation-protected debt securities (TIPS) strategy to manage the portion of the Real Asset Fund allocated to TIPS. RSMC's investment strategy is to identify economic trends and position the portfolio to take advantage of the fixed income market's interest rate environment. Since market trends change slowly, the investment process will generate a limited amount of portfolio turnover. Total return and breakeven analysis are utilized in creating a portfolio consistent with RSMC's economic outlook and to identify value opportunities along the yield curve. RSMC will attempt to determine the optimal yield curve position for the Fund's TIPS investments and to identify value opportunities. Research for the Fund is conducted through the use of models, relative value tools and fundamental and quantitative research. In implementing this strategy, the portfolio will be expected to provide returns comparable to the Lehman U.S. TIPS Index, a widely used index of Treasury Inflation Protection Securities with varying maturities. RSMC believes that index exposure can be modeled given the limited number of issues and the variables involved with TIPS.

                  The Real Asset Fund uses three separate asset classes to provide investors with returns that strive to protect them from inflation. These three asset classes include inflation-protected debt securities, real estate-related securities and commodity assets. The most important part of this process is that each asset class produces returns consistent with the results associated with that asset class sector.

                  If the Amendment is approved by shareholders, RSMC will be paid an additional annual fee on the portion of the Real Asset Fund allocated to TIPS of 0.07% of average daily net assets ("Assets") on the first $25 million of Assets, 0.04% on the next $25 million of Assets, and 0.02% of Assets in excess of $50 million. Given the current portion of the Real Asset Fund which is allocated to TIPS of $325 million, this will equate to an additional annual fee of $82,500 received by RSMC. For similar services, Standish Mellon as sub-adviser, would have been paid an annual fee of 0.08% on the first $25 million of Assets, 0.04% on the next $25 million of Assets, and 0.02% of Assets in excess of $50 million, which would have resulted in an annual fee of $85,000 paid to Standish Mellon. The RSMC proposal will generate annual savings compared to the Standish Mellon fee of $2,500 for the shareholders of the Real Asset Fund.

                             ENHANCED CASH STRATEGY

                  Under RSMC's Proposal, RSMC will also manage the short-term cash positions of the Real Asset Fund pursuant to its "enhanced cash strategy." The enhanced cash strategy uses money market instruments including fully collateralized repurchase agreements, commercial paper, bank certificates of deposit, treasury securities, government agency securities, corporate bonds and floating rate notes. Investments will be selected to maximize the return relative to 3-month Treasury bills. In implementing this strategy, RSMC will use quantitative and economic analysis to allocate assets among issuers of different quality, sectors, industries and positioning on the yield curve. RSMC will consider factors which influence yields on short term securities including, but not limited to, inflation, economic growth and Federal Reserve Board monetary policy. These factors will influence the selection of sectors for investment along with the average maturity of the portfolio. RSMC will use high quality instruments and diversification across sectors, industries and issuers to limit the risk of the enhanced cash portion of the Real Asset Fund.

                  If the Amendment is approved by shareholders, RSMC will be paid an additional annual fee on the portion of the Real Asset Fund allocated to its enhanced cash strategy of 0.08% of average daily net assets. This is equal to the sub-advisory fee which was previously paid to Standish Mellon.

                  The Board, including those Trustees who are not "interested persons" of the Trust, has approved the Amendment and, contingent upon shareholder approval, the advisory fees under the Amended Advisory Agreement and the termination of the Standish Mellon Agreement. The Board recommends that shareholders of the Real Asset Fund approve the Amendment to the Investment Advisory Agreement.

             DIFFERENCES BETWEEN CURRENT ADVISORY RELATIONSHIPS AND
                         AMENDED ADVISORY RELATIONSHIPS

                  The contractual terms and conditions of the Real Asset Fund's Investment Advisory Agreement with RSMC dated July 1, 2005 will remain unchanged except for the additional direct portfolio management services to be provided by RSMC under the Amendment and the increase in advisory fees to be paid to RSMC for the additional portfolio management services. The contract was last submitted to a vote of shareholders on February 22, 2007 for authorization of the Board and RSMC to enter into and materially amend investment sub-advisory agreements on behalf of the Real Asset Fund without obtaining shareholder approval. The differences in compensation paid to the investment adviser and sub-advisers under the current Investment Advisory Agreement and the Amended Investment Advisory Agreement are stated below.

                  CURRENT AND PROPOSED ADVISORY FEES. The following table sets forth the current and proposed annual investment advisory fee schedule for the Real Asset Fund. The investment advisory fees are expressed as a percentage of average daily net assets ("Assets") managed by the respective adviser or sub-adviser.

------------------------------------------------------------------------------------------------------------
                                      CURRENT ADVISORY/                        PROPOSED ADVISORY/
ADVISER/SUB-ADVISER                   SUB-ADVISORY FEES                         SUB-ADVISORY FEES
------------------------------------------------------------------------------------------------------------
RSMC                        0.35%*                                      0.35% on all assets except
                                                                        Assets allocated to the
                                                                        inflation-protected debt
                                                                        securities ("TIPS") strategy or
                                                                        the Enhanced Cash Strategy*; and

                                                                        For Assets allocated to the TIPS
                                                                        strategy: 0.42% of the first $25
                                                                        million in Assets allocated to the
                                                                        TIPS strategy; 0.39% of the next $25
                                                                        million in Assets allocated to the
                                                                        TIPS strategy; and 0.37% of Assets
                                                                        over $50 million;

                                                                        For assets allocated to the
                                                                        Enhanced Cash Strategy:  0.43%
                                                                        of Assets allocated to the
                                                                        Enhanced Cash Strategy.

------------------------------------------------------------------------------------------------------------
AEW Management and          0.55% of the first $25 million in           0.55% of the first $25 million
Advisors, L.P.              Assets;                                     in Assets;
("AEW")                     0.45% of the next $25 million in            0.45% of the next $25 million in
                            Assets; and 0.35% of Assets over $50        Assets; and 0.35% of Assets over
                            million                                     $50 million

------------------------------------------------------------------------------------------------------------
Real Estate Management      0.55% of the first $25 million in           0.55% of the first $25 million
Services Group, LLC         Assets;                                     in Assets;
("REMs")                    0.45% of the next $25 million in            0.45% of the next $25 million in
                            Assets; and 0.35% of Assets over $50        Assets; and 0.35% of Assets over
                            million                                     $50 million

------------------------------------------------------------------------------------------------------------
Standish Mellon Asset       For management of the TIPS strategy:        N/A
Management Company LLC.     0.08% of the first $25 million in
                            Assets; 0.04% of the next $25
                            million in Assets; and 0.02% of
                            Assets over $50 million; and

                            For management of the Enhanced Cash
                            Strategy:
                            0.08% of Assets

------------------------------------------------------------------------------------------------------------
WTIM                        N/A*                                        N/A*

------------------------------------------------------------------------------------------------------------

* WTIM may receive a sub-advisory fee under a separate investment sub-advisory agreement from RSMC as agreed to from time to time with RSMC. Such fee paid to WTIM will not exceed the contractual amount of RSMC's investment advisory fee. WTIM receives this fee for providing certain services, information, advice, assistance and facilities and performing research, statistical and investment services.

                  ACTUAL AND PRO FORMA ADVISORY AND SUB-ADVISORY FEES PAID; OTHER FEES PAID TO AFFILIATES OF RSMC. The following table sets forth (i) the actual advisory and sub-advisory fees paid by the Real Asset Fund during the fiscal year ended June 30, 2007; (ii) the pro forma advisory and sub-advisory fees the Real Asset Fund would have paid during such period if the Amendment to the Investment Advisory Agreement with RSMC had been approved by shareholders (the calculation assumes that $223.8 million or approximately 50.1% of the Real Asset Fund's assets are managed by RSMC using the TIPS strategy, $32.2 million or approximately 7.2% of the Real Asset Fund's assets are managed by RSMC using the Enhanced Cash strategy, $89.4 million or approximately 20% of the Real Asset Fund's assets are managed equally by AEW and REMS, and the remainder of the Fund's assets are allocated among exchanged traded funds or other investment vehicles); and (iii) the difference between actual and pro forma fees as a percentage of actual fees. The last column of the table sets forth the aggregate fees, other than advisory and sub-advisory fees under the current investment advisory and sub-advisory agreements, paid by the Real Asset Fund to RSMC and its affiliated persons, and affiliated persons of such persons, during such period. The figures in this column represent fees paid by the Real Asset Fund for certain administrative services, shareholder services, custody services and compliance services.

ACTUAL ADVISORY AND           PRO FORMA ADVISORY           DIFFERENCE BETWEEN
SUB-ADVISORY FEES              AND SUB-ADVISORY           ACTUAL AND PRO FORMA      OTHER FEES PAID TO
   PAID DURING                 FEES PAID DURING               ADVISORY AND          RSMC AND AFFILIATES
 FISCAL YEAR ENDED            FISCAL YEAR ENDED            SUB-ADVISORY FEES        DURING FISCAL YEAR
   JUNE 30, 2007                JUNE 30, 2007            (AS A % OF ACTUAL FEES)    ENDED JUNE 30, 2007
-------------------           ------------------         -----------------------    -------------------
   $2,138,066                    $2,103,933                     (1.60)%                  $116,717

                  ACTUAL AND PRO FORMA EXPENSE TABLES. The Real Asset Fund's operating expenses are paid out of its assets, and thus are indirectly borne by shareholders. The following table sets forth the actual operating expenses currently borne by the Real Asset Fund, and the pro forma operating expenses that the Real Asset Fund could bear if the Amendment to the Investment Advisory Agreement with RSMC is approved by shareholders.

                                            INSTITUTIONAL SHARES       A SHARES

                                            ACTUAL     PRO FORMA(3)    ACTUAL     PRO FORMA(3)
                                            ------     ------------    ------     ------------
Management fees                              0.48%        0.47%        0.48%         0.47%
Distribution (Rule 12b-1 fees)               None         None         0.25%         0.25%
Other expenses                               0.17%        0.17%        0.17%         0.17%
Acquired Fund fees and expenses(1)           0.08%        0.08%        0.08%         0.08%
TOTAL ANNUAL OPERATING EXPENSES              0.73%        0.72%        0.98%         0.97%
Waivers/Reimbursements                      (0.02)%(2)   (0.01)%(2)   (0.01)%(2)    (0.01)%(2)
NET EXPENSES                                 0.71%(2)     0.71%(2)     0.97%(2)      0.96%(2)

----------
(1) Fees and expenses incurred indirectly as a result of investment in shares of one or more "Acquired Funds," which include (i) ETFs, (ii) other investment companies, or (iii) companies that would be an investment company under Section 3(a) of the 1940 Act except for exceptions under Sections 3(c)(1) and 3(c)(7) under the 1940 Act.
(2) Pursuant to separate fee waiver agreements, certain sub-advisers have agreed to waive their fees to the extent that the fee calculation determined under the respective sub-advisory agreement exceeds the fee calculation determined by taking into account similarly managed assets in the accounts of clients of RSMC or its affiliates. The fee waivers amounted to 0.02% of average daily net assets for the Real Asset Fund. In addition, the sub-administrator and accounting agent has a contractual obligation through September 2008 to waive certain fees associated with the Real Asset Fund with average daily net assets below $75 million.
(3) The Pro Forma Expense figures for RSMC assume that $223.8 million or approximately 50.1% of the Real Asset Fund's assets are managed by RSMC using the TIPS strategy, $32.2 million or approximately 7.2% of the Real Asset Fund's assets are managed by RSMC using the Enhanced Cash strategy, $89.4 million or approximately 20% of the Real Asset Fund's assets are equally managed by AEW and REMS, and the remainder of the Fund's assets is allocated among exchanged traded funds or other investment vehicles.



                  EXPENSE EXAMPLE. This Example is intended to help you compare the cost of investing in the Real Asset Fund with the cost of investing in other mutual funds. The Example shows what you would pay if you invested $10,000 over the various time periods indicated. The Example assumes that:

     o   you reinvested all dividends and other distributions;

     o   the average annual return was 5%;

     o a Fund's total operating expenses (reflecting any contractual waivers or reimbursements) were charged and remained the same over the time periods;

     o   you redeemed all of your investment at the end of each time period; and

     o $223.8 million of the Fund's assets are managed by RSMC using the TIPS strategy, $32.2 million of the Real Asset Fund's assets are managed by RSMC using the Enhanced Cash strategy, $89.4 million of the Fund's assets are managed equally by AEW and REMS, and the remainder of the Fund's assets are allocated among exchanged traded funds or other investment vehicles.

Although your actual cost may be higher or lower, based on these assumptions, your costs would be:

                                      ACTUAL                     PRO FORMA
                            ------------------------     -----------------------
   INSTITUTIONAL SHARES
   --------------------
   1 Year                                 $73                         $73
   3 Years                                227                         227
   5 Years                                395                         395
   10 Years                               883                         883

   A SHARES
   --------
   1 Year                                $445                        $445
   3 Years                                648                         645
   5 Years                                868                         862
   10 Years                             1,498                       1,487

                  THE ABOVE EXAMPLE IS FOR COMPARISON PURPOSES ONLY AND IS NOT A REPRESENTATION OF A FUND'S ACTUAL EXPENSES AND RETURNS, EITHER PAST OR FUTURE OF INSTITUTIONAL SHARES OR A SHARES OF A FUND.

                             EVALUATION BY THE BOARD

                  At the Board of Trustees meeting held on November 29, 2007, the Trustees unanimously approved the Amendment to the Investment Advisory Agreement with RSMC (the "Agreement"). In determining whether to approve the Agreement, the Trustees considered information provided by RSMC (the "Adviser") in accordance with Section 15(c) of the Investment Company Act of 1940 (the "1940 Act"). The Trustees considered information that RSMC provided regarding
(i) the new and separate services to be performed for the Real Asset Fund, (ii) the size and qualifications of the Adviser's portfolio management staff, (iii) any potential or actual material conflicts of interest which may arise in connection with the RSMC portfolio manager's management of a portion of the Real Asset Fund, (iv) how the portion of the Real Asset Fund will be managed by RSMC, including a general description of the proposed investment decision-making processes, sources of information, and investment strategies, (v) investment performance information for similarly managed accounts and investment companies,
(vi) brokerage selection procedures (including soft dollar arrangements), (vii) the procedures for allocating investment opportunities between the Fund and other clients, (viii) results of any independent audit or regulatory examination, including any recommendations or deficiencies noted, (ix) any litigation, investigation or administrative proceeding which may have a material impact on the Adviser's ability to service the Real Asset Fund, (x) the Adviser's internal program for ensuring compliance with the Real Asset
Fund's investment objective, policies and practices (including codes of ethics), federal securities laws and other regulatory requirements, and (xi) detail and quantification of any fee sharing arrangements with respect to the distribution of shares of the Real Asset Fund. The Trustees also considered the potential conflict of interest of RSMC in allocating Real Asset Fund assets to itself.

                  The Adviser also provided information regarding its proposed increase in the advisory fees and an analysis of these fees in relation to the delivery of services to the Real Asset Fund; the costs of providing such services; any other ancillary benefit resulting from the Adviser's relationship with the Real Asset Fund; the structure of, and the method used to determine, the compensation received by a portfolio manager from the Real Asset Fund or any other fund managed by the Adviser; and the Adviser's financial statements.

                  The Trustees reviewed the services to be provided to the Real Asset Fund by the Adviser as compared to services provided by other advisers or sub-advisers which manage mutual funds with investment objectives, strategies and policies similar to those of the Real Asset Fund. The Trustees concluded that the nature, extent and quality of the services to be provided by the Adviser to the Real Asset Fund were appropriate and consistent with the terms of the proposed amendment to the advisory agreement and that the Real Asset Fund was likely to benefit from adding RSMC as an Adviser. They also concluded that the Adviser had sufficient personnel, with the appropriate education and experience, to serve the Real Asset Fund effectively and had demonstrated its continuing ability to attract and retain qualified personnel. The Trustees observed that they will review and evaluate the Real Asset Fund's investment performance throughout the year.

                  The Trustees considered the costs of the services to be provided by the Adviser and the compensation and benefits received by the Adviser in providing services to the Real Asset Fund. The Trustees reviewed the Adviser's financial statements. In addition, the Trustees considered any direct or indirect revenues which would be received by affiliates of the Adviser. The Trustees concluded that the Adviser's fees and profits derived from its relationship with the Real Asset Fund in light of the Real Asset Fund's expenses, were reasonable in relation to the nature and quality of the services provided, taking into account the fees charged by other advisers for managing comparable funds with similar strategies. The Trustees also concluded that the overall expense ratio of the Real Asset Fund is reasonable, taking into account the size of the Real Asset Fund, the quality of services provided by the Adviser and the projected investment performance.

                  The Trustees considered the extent to which economies of scale would be realized relative to fee levels as the Real Asset Fund grows, and whether the advisory fee levels reflect these economies of scale for the benefit of shareholders. The Board determined that economies of scale should be achieved at higher asset levels for the Fund for the benefit of Fund shareholders due to break-points in the portions of the advisory fee.

                  After consideration of all the factors, and taking into consideration the information presented during previous meetings of the Board, the Trustees determined that it would be in the best interests of the Real Asset Fund's shareholders to approve the Agreement. In arriving at its decision, the Trustees did not identify any single matter as controlling, but made their determination in light of all the circumstances.

                             INFORMATION ABOUT RSMC


                  Rodney Square Management Corporation ("RSMC"), the Fund's investment adviser, is located at 1100 North Market Street, Wilmington, Delaware 19890. RSMC is a wholly owned subsidiary of Wilmington Trust Corporation, which is a publicly held financial services holding company. Wilmington Trust Investment Management, LLC ("WTIM"), 3280 Peachtree Road, Atlanta, Georgia 30305, also a wholly owned subsidiary of Wilmington Trust Corporation and under common control with RSMC, provides certain investment services, information, advice, assistance and facilities and performs research, statistical and investment services pursuant to a sub-advisory agreement among the Trust, RSMC and WTIM. As the Fund's investment adviser, RSMC has overall responsibility for directing their investments and overseeing the sub-advisers' investment activities. For each multi-manager Fund, RSMC allocates the Fund's assets among sub-advisers and ETFs and oversees the sub-advisers investment activities. As of September 30, 2007, RSMC had approximately $7.9 billion in assets under management. The name and principal occupation of the principal executive officers of RSMC are as follows:


                                                                          PRINCIPAL OCCUPATION (IF DIFFERENT THAN
NAME                               POSITION WITH RSMC                     POSITION WITH RSMC)
-------------------------------    -----------------------------------    --------------------------------------------
Robert M. Balentine                Chief Executive Officer                Senior Vice President - Wilmington Trust
                                                                          Company
Neil E. Wolfson                    Director, President
John J. Kelley                     Vice President and Chief
                                   Operations Officer
Robert E. Reiser                   Vice President and Chief
                                   Investment Officer
Joseph M. Fahey                    Vice President, Secretary,
                                   Treasurer
Clayton M. Albright                Director, Vice President
Anna M. Bencrowsky                 Vice President and Chief               Chief Compliance Officer - WT Mutual Fund
                                   Compliance Officer

                  The address of each of the principal executive officers of RSMC is 1100 North Market Street, Wilmington, Delaware 19890.

                  With respect to the portion of the Real Asset Fund's assets allocated to the inflation-protected debt securities or TIPS strategy, the day-to-day management will be the responsibility of a team of RSMC investment professionals. The members of the management team are listed below with a brief description of each member's relevant professional experience:

                  CLAYTON M. ALBRIGHT, III, is a Vice President of RSMC and WTIM. Mr. Albright has been affiliated with Wilmington Trust Corporation since 1976 and with RSMC since 1987. Since 1987, he has specialized in the management of intermediate and long-term fixed income funds. Mr. Albright has been a Portfolio Manager of the Wilmington Short/Intermediate Bond Fund since 1992 and a Portfolio Manager of the Wilmington Broad Market Bond Fund since 1998. In 2007, he became Managing Director of Fixed Income for RSMC.

                  DOMINICK J. D'ERAMO, CFA, is a Vice President of RSMC and WTIM. Mr. D'Eramo has been affiliated with Wilmington Trust Corporation since 1986 and with RSMC since 1987 as a Fixed Income Trader. He was promoted to a Portfolio Manager in 1990. Mr. D'Eramo has been a Portfolio Manager of the Wilmington Short/Intermediate Bond Fund since 1996 and a Portfolio Manager of the Wilmington Broad Market Bond Fund since 1998. In 2007, he became Director of Institutional Fixed Income for RSMC.

                  With respect to the portion of the Real Asset Fund's assets allocated to the enhanced cash strategy, the day-to-day management will be the responsibility of Joseph M. Fahey, Jr. of RSMC.

                  JOSEPH M. FAHEY, JR., CFA, has been a portfolio manager for the Wilmington Money Market Funds since the early 1980's. Mr. Fahey has been responsible for the credit work associated with these funds including all aspects of meeting SEC Rule 2(a)-7 requirements for money market funds. As manager of the Wilmington Money Market Funds, Mr. Fahey is currently responsible for managing $4.5 billion in this complex. Mr. Fahey also is responsible for several separately managed money market portfolios that involve $300 million.

                  For fiscal year ended June 30, 2007, the Real Asset Fund paid brokerage commissions to Wilmington Brokerage Services Company ("WBSC"), an indirect, wholly-owned subsidiary of Wilmington Trust Corporation and an affiliate of RSMC. Total brokerage commissions paid by the Real Asset Fund for fiscal year ended June 30, 2007, were $206,261. The aggregate dollar amount paid by the Real Asset Fund to WBSC was $114,745. For the fiscal year ended June 30, 2007, the Real Asset Fund paid 56% of its aggregate brokerage commissions to WBSC.

                          SUMMARY OF THE RSMC AGREEMENT

                  The proposed Amended Advisory Agreement ("RSMC Agreement") is attached hereto as EXHIBIT A. A description of the RSMC Agreement is set forth below and is qualified in its entirety by reference to EXHIBIT A.

                  GENERAL. Under the terms of the agreement, RSMC is responsible for managing the Real Asset Fund's assets. In providing investment management services to the Real Asset Fund, RSMC determines which securities shall be purchased, held or sold, and what assets shall be held uninvested, subject to the Amended and Restated Agreement and Declaration of Trust and Amended and Restated By-Laws of the Trust, the investment objectives, policies and restrictions set forth in the Fund's registration statement and amendments thereto, the provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, and such policies and instructions as the Trustees of the Trust may determine.

                  BROKERAGE COMMISSIONS AND PORTFOLIO TRANSACTIONS. RSMC places orders for portfolio transactions on behalf of the Real Asset Fund with issuers, underwriters or other brokers and dealers. When it can be done consistently with the policy of obtaining best execution, RSMC may place such orders with brokers and dealers who supply research, market and statistical information to RSMC, provided that RSMC shall be responsible for obtaining best execution. RSMC is authorized when placing portfolio transactions for equity securities to pay a brokerage commission (to the extent applicable) in excess of that which another broker might charge for executing the same transaction because of the receipt of research, market or statistical information.

                  COMPENSATION. For services rendered under the RSMC Agreement, with respect to all of the assets of the Real Asset Fund, RSMC is entitled to a monthly advisory fee at the annual rate of 0.35% of the Fund's average daily net assets.

                  For assets of the Real Asset Fund allocated to the TIPS strategy, RSMC is entitled to an additional monthly advisory fee at the annual rate of 0.07% of the first $25 million allocated to the TIPS strategy; 0.04% on the next $25 million allocated to the TIPS strategy; and 0.02% of assets allocated to the TIPS strategy in excess of $50 million.

                  For assets of the Real Asset Fund allocated to the enhanced cash strategy, RSMC is entitled to an additional monthly advisory fee at an annual rate of 0.08% of assets to the enhanced cash strategy.


                  LIABILITY OF RSMC. The RSMC Agreement provides that RSMC shall not be liable to the Fund or to any shareholder of the Trust or its series, including the Portfolios, for any act or omission in the course of, or connected with, rendering services to which such agreement relates, or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Trust, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard by RSMC of its obligations and duties under such agreement.

                  TERM. The RSMC Agreement has an initial term expiring two years from the date of effectiveness and continues in effect thereafter for successive twelve-month periods, provided that each such continuance is specifically approved at least annually (i) by the Board or by the vote of "a majority of the outstanding voting securities" (as defined below under "Required Vote") of a Portfolio, and, in either case (ii) by a majority of the Trustees who are not parties to the RSMC Agreement or interested persons of any such party (other than as Trustees of the Trust).

                  TERMINATION OF THE AGREEMENT. Under the terms of the RSMC Agreement, the agreement may at any time be terminated without penalty by the Trust with respect to a Portfolio (by vote of the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of a Portfolio) on sixty (60) days written notice to RSMC. The RSMC Agreement may also be terminated by RSMC on sixty (60) days written notice to the Trust. The RSMC Agreement shall terminate automatically in the event of its assignment.

REQUIRED VOTE

                  Approval of this Proposal requires the affirmative vote of the holders of a "majority of the outstanding voting securities" of the Real Asset Fund. The term "majority of the outstanding voting securities," as defined in the 1940 Act and as used in this Proxy Statement, means: the affirmative vote of the lesser of (i) 67% of the voting securities of the Fund present at a meeting if more than 50% of the outstanding voting securities of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding voting securities of the Fund.

   THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND
                 VOTE "FOR" THE APPROVAL OF THE RSMC AGREEMENT.

                                      * * *

                             ADDITIONAL INFORMATION

ADDITIONAL SERVICE PROVIDERS

                  The service providers currently engaged by the Trust to perform non-advisory services will continue to serve the Trust in the capacities indicated below:

                 Administrator                                             RSMC
                 Custodian                                                 Wilmington Trust Company
                 Distributor                                               Professional Funds Distributor, LLC
                 Sub-Administrator, Accounting and Transfer Agent          PFPC Inc.
                 Sub-Custodian                                             PFPC Trust Company
                 Independent Auditors                                      Ernst & Young LLP
                 Legal Counsel                                             Pepper Hamilton LLP

                  Professional Funds Distributor, LLC is located at 760 Moore Road, King of Prussia, Pennsylvania 19406 and PFPC Inc. is located at 301 Bellevue Parkway, Wilmington, Delaware 19809.

VOTING AND SOLICITATION INFORMATION

                  Shareholders are entitled to one vote for each Real Asset Fund share held at the close of business on December 18, 2007 (the "Record Date"). The cost of preparing, printing and mailing the enclosed proxy card and this Proxy Statement, and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by the Real Asset Fund. In addition to solicitation by mail, Trustees, certain officers and representatives of the Trust, directors, officers and employees of RSMC, and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. The Real Asset Fund also may engage a proxy services provider to assist it in its proxy solicitation efforts including solicitation of proxies by telephone, telegram or personally.

                  If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card originally sent with this Proxy Statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy card, they may contact ADP Investor Communication Services toll-free at 877-456-6399, Monday through Friday 8:00 am to 8:00 pm.

REVOCATION OF PROXY

                  Any proxy given by a shareholder is revocable until voted at the Meeting. Shareholders of a Fund giving a proxy have the power to revoke it by mail (addressed to the Secretary of the Trust, c/o RSMC, at 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890) or in person at the Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Trust. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposal referred to in the Proxy Statement.

QUORUM REQUIREMENT

                  The presence at the Meeting, in person or by proxy, of the holders of at least 40% of the outstanding shares of the Fund, as of the record date, shall be necessary and sufficient to constitute a quorum for the transaction of business. In the event that the necessary quorum to transact business or the vote required to approve a Proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies necessary for the passage of such Proposal or to obtain a quorum. Any such adjournment as to a matter will require the affirmative vote of the holders of a majority of the shares of the Real Asset Fund present in person or by proxy at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the Proposals and will vote against any such adjournment those proxies to be voted against the Proposals.

                  For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.

                  Abstentions will have the effect of a "no" vote on the Proposal. Broker non-votes will have the effect of a "no" vote for a Proposal if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes for a Proposal and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of a Fund present at the Meeting.

SHAREHOLDINGS INFORMATION

                  Holders of record of the shares of the Fund on the Record Date, as to any matter on which they are entitled to vote, will be entitled to vote on all business of the Meeting.

                  As of the Record Date, the Real Asset Fund had 39,029,437.628 shares issued and outstanding. As of the Record Date, the following persons owned of record or beneficially 5% or more of the outstanding shares of the
Fund:

                             PERCENTAGE         TOTAL
                             OWNERSHIP        NUMBER OF
NAME AND ADDRESS              OF FUND           SHARES
------------------------    -------------    --------------
National Financial             6.49%         2,534,832.530
 Services Corporation
One World Financial Center
Church Street Station
P.O Box 3908
New York, NY 10008

                  Wilmington Trust Company, an affiliate of RSMC and the Trust, acts as the trustee of several shareholder accounts of the Real Asset Fund. In such capacity, Wilmington Trust Company has discretionary authority to vote shares of the Real Asset Fund held by such shareholders. Accordingly, Wilmington Trust Company may vote a majority of the Real Asset Fund's shares that are issued and outstanding.

                  As of the Record Date, each Trustee's individual shareholdings constituted less than 1% of the outstanding shares of the Real Asset Fund.

SHAREHOLDER PROPOSALS FOR SUBSEQUENT MEETINGS

                  Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o RSMC, 1100 North Market Street, 9th Floor, Wilmington, Delaware 19890, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE MEETING

                  No Trustee is aware of any matters that will be presented for action at the Meeting other than the matters described in this material. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust, the Fund and the shareholders.

       PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD PROMPTLY.
             NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.


                         By Order of the Board of Trustees of the WT Mutual Fund


                         Edward W. Diffin, Jr.
                         Secretary

                                    EXHIBIT A

                          INVESTMENT ADVISORY AGREEMENT

                                     BETWEEN

                                 WT MUTUAL FUND

                                       AND

                      RODNEY SQUARE MANAGEMENT CORPORATION

          AGREEMENT made this 1st day of July, 2005, by and between WT Mutual Fund, a Delaware statutory trust (hereinafter called the "Fund"), and Rodney Square Management Corporation, a corporation organized under the laws of the state of Delaware (hereinafter called the "Adviser").

          WHEREAS, the Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and offers for sale distinct series of shares of beneficial interest (each, a "Portfolio" and collectively, the "Portfolios"), each corresponding to a distinct portfolio; and

          WHEREAS, the Fund desires to avail itself of the services, information, advice, assistance and facilities of an investment adviser on behalf of one or more Portfolios of the Fund, and to have that investment adviser provide or perform for the Portfolios various research, statistical and investment services; and

          WHEREAS, the Adviser is willing to furnish such services to the Fund with respect to each of the Portfolios listed on Schedule A to this Agreement on the terms and conditions hereinafter set forth;

          NOW, THEREFORE, in consideration of the promises and the mutual covenants herein contained, it is agreed between the parties as follows:

          1. EMPLOYMENT OF THE ADVISER. The Fund hereby employs the Adviser to invest and reinvest the assets of the Portfolios in the manner set forth in
Section 2 of this Agreement subject to the direction of the Trustees and the officers of the Fund, for the period, in the manner, and on the terms set forth hereinafter. The Adviser hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Adviser shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund.

          2. OBLIGATIONS OF, AND SERVICES TO BE PROVIDED BY, THE ADVISER. The Adviser undertakes to provide the services hereinafter set forth and to assume the following obligations:

             A. INVESTMENT ADVISORY SERVICES.

             (i) The Adviser shall direct the investments of each Portfolio, subject to and in accordance with the Portfolio's investment objective, policies and limitations as provided in its Prospectus and Statement of Additional Information (the "Prospectus") and other governing instruments, as amended from time to time, and any other directions and policies which the Trustees may issue to the Adviser from time to time.

             (ii) The Adviser is authorized, in its discretion and without prior consultation with the Fund, to purchase and sell for each Portfolio, securities and other investments consistent with the Portfolio's objectives and policies.

             B. CORPORATE MANAGEMENT SERVICES.

             (i) The Adviser shall furnish for the use of the Fund office space and all office facilities, equipment and personnel necessary for servicing the investments of the Fund.

             (ii) The Adviser shall pay the salaries of all personnel of the Fund and the Adviser performing services relating to research, statistical and investment activities on behalf of the Fund.

             C. PROVISION OF INFORMATION NECESSARY FOR PREPARATION OF REGISTRATION STATEMENT, AMENDMENTS AND OTHER MATERIALS. The Adviser will make available and provide such information as the Fund and/or its administrator may reasonably request for use in the preparation of its registration statement, reports and other documents required by any applicable federal, foreign or state statutes or regulations.

             D. CODE OF ETHICS. The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the 1940 Act and
          Section 204A of the Investment Advisers Act of 1940 and will provide the Fund and its administrator, on the date of this Agreement, a copy of the code of ethics. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, an executive officer of the Adviser shall certify to the Trustees that the Adviser has complied with the requirements of Rule 17j-1 and
          Section 204A during the previous year and that there has been no violation of the Adviser's code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the Fund or its administrator, the Adviser shall permit the Fund or its administrator to examine the reports required to be made to the Adviser by Rule 17j-1(c)(1).

             E. DISQUALIFICATION. The Adviser shall immediately notify the Trustees of the occurrence of any event which would disqualify the Adviser from serving as an investment adviser of an investment company pursuant to Section 9 of the 1940 Act or any other applicable statute or regulation.

             F. OTHER OBLIGATIONS AND SERVICES. The Adviser shall make its officers and employees available to the Trustees and officers of the Fund for consultation and discussion regarding the management of each Portfolio and its investment activities.

          3. EXECUTION AND ALLOCATION OF PORTFOLIO BROKERAGE.

             A. The Adviser, subject to the control and direction of the Trustees, shall have authority and discretion to select brokers and dealers to execute portfolio transactions for each Portfolio, and for the selection of the markets on or in which the transactions will be executed.

             B. In acting pursuant to Section 3A, the Adviser will place orders through such brokers or dealers in conformity with the portfolio transaction policies set forth in the Fund's registration statement.

             C. It is understood that neither the Fund nor the Adviser will adopt a formula for allocation of a Portfolio's brokerage.

             D. It is understood that the Adviser may, to the extent permitted by applicable laws and regulations, aggregate securities to be sold or purchased for any Portfolio and for other clients of the Adviser in order to obtain the most favorable price and efficient execution. In that event, allocation of the securities purchased or sold, as well as expenses incurred in the transaction, will be made by the Adviser in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to its other clients.

             E. It is understood that the Adviser may, in its discretion, use brokers who provide a Portfolio with research, analysis, advice and similar services to execute portfolio transactions on behalf of the Portfolio, and the Adviser may pay to those brokers in return for brokerage and research services a higher commission than may be charged by other brokers, subject to the Adviser determining in good faith that such commission is reasonable in terms either of the particular transaction or of the overall responsibility of the Adviser to the Portfolio and its other clients and that the total commissions paid by such Portfolio will be reasonable in relation to the benefits to the Portfolio over the long term.

             F. It is understood that the Adviser may use brokers who (i) are affiliated with the Adviser provided that no such broker will be utilized in any transaction in which such broker acts as principal; and (ii) the commissions, fees or other remuneration received by such brokers is reasonable and fair compared to the commissions fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold during a comparable period of time.

             G. The Adviser shall provide such reports as the Trustees may reasonably request with respect to each Portfolio's total brokerage and portfolio transaction activities and the manner in which that business was allocated.

          4. DELEGATION OF ADVISER'S OBLIGATIONS AND SERVICES. With respect to any or all Portfolios, the Adviser may enter into one or more contracts ("Sub-Advisory Agreement") with a sub-adviser in which the Adviser delegates to such sub-adviser any or all of its obligations or services specified in Section 2 of this Agreement, provided that each Sub-Advisory Agreement imposes on the sub-adviser bound thereby all the duties and conditions the Adviser is subject to under this Agreement, and further provided that each Sub-Advisory Agreement meets all requirements of the 1940 Act and rules thereunder.

          5. EXPENSES OF THE FUND. It is understood that the Fund will pay all its expenses other than those expressly stated to be payable by the Adviser hereunder, which expenses payable by the Fund shall include, without limitation:

             A. fees payable for administrative services;

             B. fees payable for accounting services;

             C. the cost of obtaining quotations for calculating the value of the assets of each Portfolio;

             D. interest and taxes;

             E. brokerage commissions, dealer spreads and other costs in connection with the purchase or sale of securities;

             F. compensation and expenses of its Trustees other than those who are "interested persons" of the Fund within the meaning of the 1940 Act;

             G. legal and audit expenses;

             H. fees and expenses related to the registration and qualification of the Fund and its shares for distribution under state and federal securities laws;

             I. expenses of typesetting, printing and mailing reports, notices and proxy material to shareholders of the Fund;

             J. all other expenses incidental to holding meetings of the Fund's shareholders, including proxy solicitations therefor;

             K. premiums for fidelity bond and other insurance coverage;

             L. the Fund's association membership dues;

             M. expenses of typesetting for printing Prospectuses;

             N. expenses of printing and distributing Prospectuses to existing shareholders;

             O. out-of-pocket expenses incurred in connection with the provision of custodial and transfer agency service;

             P. service fees payable by each Portfolio to the distributor for providing personal services to the shareholders of each Portfolio and for maintaining shareholder accounts for those shareholders;

             Q. distribution fees; and

             R. such non-recurring expenses as may arise, including costs arising from threatened legal actions, suits and proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify its Trustees and officers with respect thereto.

          6. COMPENSATION OF THE ADVISER. For the services and facilities to be furnished hereunder, the Adviser shall receive advisory fees calculated at the annual rates listed along with each Portfolio's name in Schedule B attached hereto. The aggregate of such advisory fees for all Portfolios shall be payable monthly as soon as practicable after the last day of each month based on each Portfolio's average daily net assets.

          7. ACTIVITIES AND AFFILIATES OF THE ADVISER.

             A. The services of the Adviser to the Fund are not to be deemed exclusive, and the Adviser is free to render services to others and engage in other activities; provided, however, that such other services and activities do not, during the term of this Agreement, interfere, in a material manner, with the Adviser's ability to meet all of its obligations with respect to rendering services to the Fund hereunder.

             B. The Fund acknowledges that the Adviser or one or more of its "affiliated persons" may have investment responsibilities or render investment advice to or perform other investment advisory services for other individuals or entities and that the Adviser, its "affiliated persons" or any of its or their directors, officers, agents or employees may buy, sell or trade in securities for its or their respective accounts ("Affiliated Accounts"). Subject to the provisions of Section 3 of this Agreement, the Fund agrees that the Adviser or its "affiliated persons" may give advice or exercise investment responsibility and take such other action with respect to Affiliated Accounts which may differ from the advice given or the timing or nature of action with respect to the Portfolios of the Fund, provided that the Adviser acts in good faith. The Fund acknowledges that one or more of the Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which one or more Portfolios may have an interest. The Adviser shall have no obligation to recommend for any Portfolio a position in any investment which an Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for its Portfolios or otherwise.

             C. Subject to and in accordance with the Agreement and Declaration of Trust and By-Laws of the Fund as currently in effect and the 1940 Act and the rules thereunder, it is understood that Trustees, officers and agents of the Fund and shareholders of the Fund are or may be interested in the Adviser or its "affiliated persons" as directors, officers, agents or shareholders of the Adviser or its "affiliated persons"; that directors, officers, agents and shareholders of the Adviser or its "affiliated persons" are or may be interested in the Fund as trustees, officers, agents, shareholders or otherwise; that the Adviser or its "affiliated persons" may be interested in the Fund as shareholders or otherwise; and that the effect of any such interests shall be governed by said Agreement and Declaration of Trust, By-Laws and the 1940 Act and the rules thereunder.

          8. LIABILITIES OF THE ADVISER.

             A. Except as provided below, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Adviser, the Adviser shall not be subject to liability to the Fund or to any shareholder of the Fund or its Portfolios for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security or the making of any investment for or on behalf of the Fund.

             B. No provision of this Agreement shall be construed to protect any Trustee or officer of the Fund, or the Adviser, from liability in violation of Sections 17(h), 17(i), 36(a) or 36(b) of the 1940 Act.

          9. EFFECTIVE DATE; TERM. This Agreement shall become effective on the date first written above and shall remain in force for a period of one year from such date, and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the Board of Trustees, including the vote of a majority of the Trustees who are not "interested persons" of the Fund, cast in person at a meeting called for the purpose of voting on such approval, or by vote of a majority of the outstanding voting securities. The aforesaid provision shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

          10. ASSIGNMENT. No "assignment" of this Agreement shall be made by the Adviser, and this Agreement shall terminate automatically in event of such assignment. The Adviser shall notify the Fund in writing in advance of any proposed change of "control" to enable the Fund to take the steps necessary to enter into a new advisory agreement.

          11. AMENDMENT. This Agreement may be amended at any time, but only by written agreement between the Adviser and the Fund, which amendment is subject to the approval of the Trustees of the Fund and, where required by the 1940 Act, the shareholders of any affected Portfolio in the manner required by the 1940 Act and the rules thereunder.

          12. TERMINATION. This Agreement:

             A. may at any time be terminated without payment of any penalty by the Fund with respect to any Portfolio (by vote of the Board of Trustees of the Fund or by "vote of a majority of the outstanding voting securities") on sixty (60) days' written notice to the Adviser;

             B. shall immediately terminate in the event of its "assignment";
          and

             C. may be terminated with respect to any Portfolio by the Adviser on sixty (60) days' written notice to the Fund.

          13. DEFINITIONS. As used in this Agreement, the terms "affiliated person," "assignment," "control," "interested person" and "vote of a majority of the outstanding voting securities" shall have the meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to any applicable orders of exemption issued by the Securities and Exchange Commission.

          14. NOTICE. Any notice under this Agreement shall be given in writing addressed and delivered or mailed postage prepaid to the other party to this Agreement at its principal place of business.

          15. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

          16. GOVERNING LAW. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the state of Delaware.

         IN WITNESS WHEREOF the parties have caused this instrument to be signed on their behalf by their respective officers thereunto duly authorized, and their respective seals to be hereunto affixed, all as of the date first written above.



                                            WT MUTUAL FUND

                                    By:     /S/ ROBERT J. CHRISTIAN
                                            -----------------------
                                            President



                                            RODNEY SQUARE MANAGEMENT CORPORATION

                                    By:     /S/ ERIC K. CHEUNG
                                            ------------------
                                            Eric K. Cheung
                                            Vice President

                          FORM OF AMENDED AND RESTATED

                         SCHEDULE A* DATED [      ]

                                       TO

                INVESTMENT ADVISORY AGREEMENT DATED JULY 1, 2005

                                     BETWEEN

             WT MUTUAL FUND AND RODNEY SQUARE MANAGEMENT CORPORATION

                             FUNDS OF WT MUTUAL FUND
                             -----------------------

                    Wilmington Multi-Manager Real Asset Fund

Dated:  [             ]

*Schedule only reflects terms relevant to the Wilmington Multi-Manager Real Asset Fund.

                          FORM OF AMENDED AND RESTATED

                              SCHEDULE B* DATED []

                                       TO

                INVESTMENT ADVISORY AGREEMENT DATED JULY 1, 2005
                                     BETWEEN

             WT MUTUAL FUND AND RODNEY SQUARE MANAGEMENT CORPORATION

                        INVESTMENT ADVISORY FEE SCHEDULE
                        --------------------------------

                                                   ANNUAL FEE AS A PERCENTAGE
WILMINGTON FUND                                    OF AVERAGE DAILY NET ASSETS ("ASSETS")
-----------------------------------------------    ------------------------------------------
Multi-Manager Real Asset                           0.35% on Assets; and

                                                   For assets allocated to the
                                                   TIPS strategy, an
                                                   additional fee as follows:
                                                   0.07% of the first $25
                                                   million in Assets allocated
                                                   to the TIPS strategy; 0.04%
                                                   of the next $25 million in
                                                   Assets allocated to the
                                                   TIPS strategy; and 0.02% of
                                                   Assets over $50 million;
                                                   and

                                                   For assets allocated to the
                                                   Enhanced Cash Strategy, an
                                                   additional fee as follows:
                                                   0.08% of Assets allocated
                                                   to the Enhanced Cash
                                                   Strategy.

----------
* Schedule only reflects terms relevant to the Wilmington Multi-Manager Real Asset Fund.

                    WILMINGTON MULTI-MANAGER REAL ASSET FUND

                           A series of WT Mutual Fund

         PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS ON JANUARY 31, 2008

                      THIS PROXY IS SOLICITED ON BEHALF OF
                     THE BOARD OF TRUSTEES OF WT MUTUAL FUND

The undersigned hereby appoint(s) Edward W. Diffin, Jr., John C. McDonnell and Charlotta E. vonWettberg, as proxies, each with full power of substitution, to vote all shares of the Wilmington Multi-Manager Real Asset Fund (the "Fund") of WT Mutual Fund (the "Trust") which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund ("Meeting") to be held at the offices of Rodney Square Management Corporation ("RSMC"), 1100 North Market Street, Wilmington, Delaware 19890, on January 31, 2008 at 10:00 a.m., Eastern time, and at any adjournment(s) thereof.

You may indicate your vote by placing an "X" in the appropriate box below.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSALS:

   1 To approve an amendment to the Investment Advisory Agreement with RSMC for the Wilmington Multi-Manager Real Asset Fund.

         FOR     [ ]          AGAINST     [ ]          ABSTAIN     [ ]

   2 To transact such other business that may properly come before the Meeting, or any adjournments thereof.

         FOR     [ ]          AGAINST     [ ]          ABSTAIN     [ ]

This Proxy is solicited on behalf of the Board of Trustees, and when properly executed, will be voted as specified. If no specification is made, shares held by the undersigned will be cast FOR each Proposal. If any other matters properly come before the meeting of which the Trustees were not aware a reasonable time before the solicitation, the undersigned hereby authorizes the proxy holders to vote in their discretion on such matters. The undersigned acknowledges receipt of the Notice of Meeting and Proxy Statement dated December 28, 2007.

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. This proxy must be signed exactly as your name(s) appears hereon. If signing as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add such appropriate title.


_________________________________              _________________________________
Signature                                      Date



_________________________________              _________________________________
Signature (if held jointly)                    Date